TD WATERHOUSE TRUST

Bond Index Fund
Dow 30 Fund
500 Index Fund
Extended Market Index Fund
Asian Pacific Index Fund
European Index Fund

Supplement dated June 30, 2005
to the Prospectus dated May 28, 2005
(the “Prospectus”)

The following information updates the information under the section entitled “Management - Administrator”.

As set forth in the Prospectus, the investment manager for each Fund is TD Asset Management USA Inc.

TD Asset Management USA Inc. has replaced TD Waterhouse Investor Services, Inc. as the administrator for the Funds. The various administration services provided to the Funds by the administrator are now provided through TD Asset Management USA Inc. The address of, and other information about, the administrator remain as set forth in the Prospectus.

Shareholders should retain this Supplement for future reference.